EXHIBIT 99

Term Sheets

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-3 Approx. $2.161B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Lead Mgr:      Barclays Capital Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Moody's and S&P

Structure:        Fixed and includes 30% credit enhanced AAA's

-Loan Sellers:    Bank of America, N.A./Bear Stearns Commercial Mortgage, Inc./
                  Barclays Capital Real Estate Inc.

-Top 3 Trust Assets
                      BALANCE        DSCR     LTV
Woolworth Building    200,000,000    1.54x    62.5%
Ridgedale Center      189,320,140    1.29x    74.5%
Pacific Arts Plaza    132,000,000    1.33x    71.4%

Expected Timing
Collateral TS     -  Elec Collateral termsheets/Annex A available
Termsheet/Red     -  Electronics Wednesday/ Hard copy Thursday
Launch/Price      -  Week of June 27,2005
Settlement        -  July 13, 2005

Roadshow
 -Tuesday(6/21),     NY Meetings
 -Wednesday(6/22),   8am Chicago breakfast (Sears Tower), 1:30pm Minneapolis
                     group meeting (Grand Hotel)
 -Wednesday(6/22),   NY Meetings
 -Thursday (6/23),   8:30am NY breakfast (9 West 57th- 22 Main) and group
                     meetings
 -Thursday (6/23),   10:15am Investor call
 -Thursday (6/23),   8:30am Boston breakfast- BAS Office (2
                     International Place- 25th Floor), 12pm Harford lunch

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc., Barclays Capital Inc., and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179, or Craig Leonard/Brian Dixon at Barclays Capital Inc., 200 Park Avenue, 5th Floor, New York, NY 101566. Such securities may not be suitable for all investors.

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-3 $2.161B NEW ISSUE CMBS

Joint Bks/LDS:    Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Lead Mgr:      Barclays Capital Inc.
Co-Managers:      Goldman Sachs/RBS Greenwich Capital
Rating Agencies:  Moody's and S&P

Class  Size($mm) (S&P/M)   Sub Lvl   WAL  Prin Window
A-1     62.1     AAA/Aaa   30.000%   2.53   1-53
A-2    505.7     AAA/Aaa   30.000%   4.80   54-60
A-3A   279.2     AAA/Aaa   30.000%   6.69   78-83
A-3B   132.0     AAA/Aaa   30.000%   6.99   83-84
A-SB    70.9     AAA/Aaa   30.000%   6.91   53-110
A-4    462.9     AAA/Aaa   30.000%   9.62   110-119
A-M    216.1     AAA/Aaa   20.000%   9.91   119-119
A-J    132.4     AAA/Aaa   13.875%   9.91   119-119
B       24.3     AA+/Aa1   12.750%   9.91   119-119
C       24.3     AA/Aa2    11.625%   9.91   119-119
D       21.6     AA-/Aa3   10.625%   9.91   119-119
E       37.8     A/A2       8.875%   9.91   119-119
XP      TBD      AAA/Aaa     -        -

XP is Notional Balance

Collateral:      109 Loans / 125 Properties
Loan Sellers:    Bank of America, N.A./Bear Stearns Commercial Mortgage, Inc./
                 Barclays Capital Real Estate Inc.

Property Types:  Off 37.9%, Ret 33.4%, Multi 13.1%, Hotel 9.5%, Indus 2.8%,
                 SS 0.9%, Other 2.3%,

Geographic:      CA:19.8% (So. CA:12.9%, No.CA:6.9%), NY:17.4%, MN:8.8%,
                 MD:7.5%, TX:7.0%; No Others >5%

DSCR/LTV         1.59x / 67.6%
Inv. Grade Lns:  3 loans for 8.0% of UPB
Top 10 Loans:    51.1% of the pool, DSCR: 1.63x, LTV: 64.1%

Top 3 Trust Assets
                       BALANCE       DSCR     LTV
Woolworth Building    200,000,000    1.70x    62.5%
Ridgedale Center      189,320,140    1.29x    68.7%
Pacific Arts Plaza    132,000,000    1.40x    71.4%

Expected Timing
Termsheet/Red     -  Electronics Available/ Hard copy Thursday
Launch/Price      -  Week of June 27,2005
Settlement        -  July 13, 2005

Roadshow

 -Wednesday(6/22),   NY Meetings
 -Thursday (6/23),   8:30am NY breakfast (9 West 57th- 22 Main) and group
                     meetings
 -Thursday (6/23),   10:15am Investor call
 -Thursday           (6/23), 8:30am Boston breakfast- BAS Office (2
                     International Place- 25th Floor), 12pm Harford lunch-Polytechinc Club

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc., Barclays Capital Inc., and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179, or Craig Leonard/Brian Dixon at Barclays Capital Inc., 200 Park Avenue, 5th Floor, New York, NY 101566. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.